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

                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                 Consolidated Statements of Financial Condition


(In thousands, except per share data)                               June 30, 2007     December 31, 2006*
                                                                  ------------------  --------------------
                                                                     (Unaudited)
                           Assets
Cash and due from banks, noninterest-bearing                      $          13,170   $            12,825
Interest-bearing deposits in other banks                                      6,081                 4,190
                                                                  ------------------  --------------------
               Total cash and cash equivalents                               19,251                17,015

Securities:
    Available for sale (amortized cost of $42,766 in June 2007
      and $44,079 in December 2006)                                          41,911                43,351
    Held to maturity (estimated market value of $1,524 in
      June 2007 and $1,681 in December 2006)                                  1,599                 1,738
FHLB stock                                                                    6,816                 6,715
Loans held for sale                                                           3,350                 4,442

Loans                                                                       792,434               761,398
    Less allowance for loan losses                                            8,367                 7,786
                                                                  ------------------  --------------------
               Net loans                                                    784,067               753,612

Other real estate owned                                                         574                   653
Accrued interest receivable                                                   4,776                 4,467
Premises and equipment, net                                                  11,814                10,437
Goodwill                                                                      1,462                 1,462
Other assets                                                                 15,947                16,198
                                                                  ------------------  --------------------
               Total assets                                       $         891,567   $           860,090
                                                                  ==================  ====================

                           Liabilities and Stockholders' Equity

Deposits                                                          $         690,798   $           661,892
Short-term borrowings                                                        31,435                27,485
Escrow deposits                                                                 775                   415
Accrued interest payable                                                        538                   480
Accrued expenses and other liabilities                                        3,123                 3,659
Long-term obligations                                                       103,533               108,536
                                                                  ------------------  --------------------
               Total liabilities                                            830,202               802,467
                                                                  ------------------  --------------------

Stockholders' equity:
    Preferred stock, $1 par value: 3,000 shares authorized,
      no shares issued and outstanding                                            -                     -
    Common stock, $1 par value: 14,000 shares authorized,
      6,547 and 6,514 issued and outstanding                                  6,547                 6,514
    Additional paid-in capital                                                3,180                 2,909
    Accumulated other comprehensive loss                                       (524)                 (447)
    Retained earnings                                                        52,162                48,647
                                                                  ------------------  --------------------
               Total stockholders' equity                                    61,365                57,623
                                                                  ------------------  --------------------
               Total liabilities and stockholders' equity         $         891,567   $           860,090
                                                                  ==================  ====================

Book value per common share                                       $            9.37   $              8.85

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* Derived from audited consolidated financial statements.


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

                                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                              Consolidated Statements of Operations
                                                           (Unaudited)

                                                                  Three Months Ended             Six Months Ended
                                                                      June 30,                        June 30,
(In thousands, except per share data)                          2007               2006              2007               2006
                                                         ----------------   ----------------  ----------------   ----------------
Interest and dividend income:
    Loans                                                 $       15,279     $       13,246    $       30,077     $       24,894
    Securities                                                       505                506             1,015              1,020
    Other                                                             57                 45               122                145
    Dividends on FHLB stock                                          100                 94               193                173
                                                         ----------------   ----------------  ----------------   ----------------
               Total interest and dividend income                 15,941             13,891            31,407             26,232
                                                         ----------------   ----------------  ----------------   ----------------

Interest expense:
    Deposits                                                       7,069              5,161            13,835              9,592
    Short-term borrowings                                            365                232               608                667
    Long-term obligations                                          1,252              1,315             2,523              2,245
                                                         ----------------   ----------------  ----------------   ----------------
               Total interest expense                              8,686              6,708            16,966             12,504
                                                         ----------------   ----------------  ----------------   ----------------

Net interest income                                                7,255              7,183            14,441             13,728
Provision for loan losses                                            350                775               650              1,360
                                                         ----------------   ----------------  ----------------   ----------------
               Net interest income after
                 provision for loan losses                         6,905              6,408            13,791             12,368
                                                         ----------------   ----------------  ----------------   ----------------

Noninterest income:
    Gain on sale of loans                                            475                538               768                878
    Service charges and fees on loans                                 84                139               192                279
    Deposit-related fees                                             526                510             1,024                984
    Gain (loss) on disposal of premises and equipment                 (4)                 -               271                 (1)
    Bank-owned life insurance earnings                                92                 96               185                192
    Other income, net                                                 52                 66               111                124
                                                         ----------------   ----------------  ----------------   ----------------
               Total noninterest income                            1,225              1,349             2,551              2,456
                                                         ----------------   ----------------  ----------------   ----------------

Noninterest expense:
    Compensation and fringe benefits                               2,965              2,877             6,070              5,871
    Occupancy and equipment                                          967                945             1,926              1,886
    Professional and examination fees                                246                263               423                430
    Advertising                                                      136                124               279                257
    Other                                                            548                581             1,076              1,193
                                                         ----------------   ----------------  ----------------   ----------------
               Total noninterest expenses                          4,862              4,790             9,774              9,637
                                                         ----------------   ----------------  ----------------   ----------------

Income before income taxes                                         3,268              2,967             6,568              5,187
Income tax expense                                                 1,202              1,168             2,399              1,935
                                                         ----------------   ----------------  ----------------   ----------------
               Net income                                 $        2,066     $        1,799    $        4,169     $        3,252
                                                         ================   ================  ================   ================

Net income per common share:
    Basic                                                 $         0.32     $         0.28    $         0.64     $         0.50
    Diluted                                               $         0.31     $         0.27    $         0.63     $         0.49

Weighted average common shares outstanding:
    Basic                                                          6,527              6,480             6,521              6,472
    Diluted                                                        6,634              6,619             6,636              6,607
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

                                                                         For the quarter ended
                                             ------------------------------------------------------------------------------

(Dollars in thousands)                                   JUNE 30, 2007                          JUNE 30, 2006
                                             -------------------------------------- ---------------------------------------
                                                                         Average                                 Average
                                               Average                   Yield/       Average                    Yield/
                                               Balance     Interest       Cost        Balance      Interest       Cost
                                             ------------ ------------ ------------ ------------  -----------  ------------
ASSETS
Interest-earning assets:
     Interest-bearing deposits in other banks  $   4,173      $    57        5.46%    $   3,061      $    45         5.88%
     Securities:
       Available for sale                         42,905          487        4.54%       42,539          484         4.55%
       Held to maturity                            1,643           18        4.38%        1,926           22         4.57%
     FHLB stock                                    6,651          100        6.01%        6,727           94         5.59%
     All loans                                   778,003       15,279        7.86%      718,319       13,246         7.38%
                                             ------------ ------------ ------------ ------------  -----------  ------------
         Total interest-earning assets           833,375       15,941        7.65%      772,572       13,891         7.19%
                                                          ------------                            -----------
Non-interest earning assets                       33,067                                 31,108
                                             ------------                           ------------
Total assets                                   $ 866,442                              $ 803,680
                                             ============                           ============

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
     Deposits                                  $ 620,335        7,069        4.56%    $ 555,827        5,161         3.71%
     Borrowed funds                              133,995        1,617        4.83%      138,634        1,547         4.46%
                                             ------------ ------------ ------------ ------------  -----------  ------------
         Total interest-bearing liabilities      754,330        8,686        4.61%      694,461        6,708         3.86%
                                                          ------------                            -----------
Non-interest bearing liabilities                  50,974                                 55,882
                                             ------------                           ------------
         Total liabilities                       805,304                                750,343
         Stockholders' equity                     61,138                                 53,337
                                             ------------                           ------------
Total liabilities and stockholders' equity     $ 866,442                              $ 803,680
                                             ============                           ============

Net interest income                                           $ 7,255                                $ 7,183
                                                          ============                            ===========

Interest rate spread                                                         3.04%                                   3.33%
                                                                       ============                            ============

Net yield on interest-earning assets                                         3.48%                                   3.72%
                                                                       ============                            ============

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                              110.5%                                  111.2%
                                                                       ============                            ============
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